Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medicis Pharmaceutical Corporation (the “Company”) hereby certifies to his knowledge that:

(1)	The Annual Report on Form 10-K of the Company for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in that Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ JONAH SHACKNAI
Jonah Shacknai
Chief Executive Officer
September 26, 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medicis Pharmaceutical Corporation (the “Company”) hereby certifies to his knowledge that:

(3)	The Annual Report on Form 10-K of the Company for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in that Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company.

/s/ MARK A. PRYGOCKI, SR.
Mark A. Prygocki, Sr.
Chief Financial Officer
September 26, 2002